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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20569

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

Date of Report November 22, 1994        Commission File Number 2-83542
       (Date of earliest event reported)



                         FIRST CITIZENS BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


          TENNESSEE
(State or other jurisdiction of                62-1180360
incorporation or organization)        (I.R.S. Employer Identification No.)


P. O. Box 370
Court Street, Dyersburg, Tennessee                         38024
(Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (901) 285-4410


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Item 4.  Changes in Registrant's Certifying Accountants.

The firm of Carmichael, Enoch & Associates serves First
Citizens Bancshares, Inc. and First Citizens National Bank as principal auditor. Effective Monday, November 21, 1994 the name of the accounting firm will change to Carmichael &
Associates due to one of the partners' (Enoch) decision to form a separate firm. The change has no affect to either
Bancshares or First Citizens since Mr.Carmichael, principal partner in charge of Bank Audits will remain as principal owner of the firm and will continue to serve as principal auditor for Bancshares, and First Citizens. CPA Carmichael has served as principal auditor for First Citizens National
Bank and First Citizens Bancshares, Inc. since 1981 and
1986 respectively.



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIRST CITIZENS BANCSHARES, INC.



                           ________________________________
                           Stallings Lipford, Chairman and
                           Chief Executive Officer